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                                                                  EXHIBIT 10.21



                            LOCK-UP LETTER AGREEMENT


LEHMAN BROTHERS INC.
SG COWEN SECURITIES CORPORATION
WIT SOUNDVIEW CORPORATION
FIDELITY CAPITAL MARKETS, a division of
  National Financial Services Corporation
As Representatives of the several
   Underwriters,
c/o Lehman Brothers Inc.
Three World Financial Center
New York New York 10285

Dear Sirs:

        The undersigned understands that you and certain other firms may enter into an Underwriting Agreement (the "UNDERWRITING AGREEMENT") providing for the purchase by you and such other firms (the "UNDERWRITERS") of shares (the "SHARES") of Common Stock, without par value (the "COMMON STOCK"), of Talarian Corporation, a California corporation, (together with any successor Delaware corporation resulting from a merger for purposes of changing the jurisdiction of incorporation of Talarian Corporation, the "COMPANY;" and, in the event of such merger, the term "Common Stock" shall include the common stock of such successor corporation), and that the Underwriters would propose to reoffer the Shares to the public (the "OFFERING").

        In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc. ("LEHMAN BROTHERS"), on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed, or could be expected, to result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock owned by the undersigned on the date of execution of this Lock-Up Letter Agreement or on the date of the closing of the Offering, or sell or grant options, rights or warrants with respect to any such shares of Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period of 180 days after the date of the final prospectus relating to the Offering.

        Notwithstanding the foregoing, (i) if the undersigned is an individual, he or she may transfer any shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock either during his or her lifetime or upon death by will or intestacy to his or her immediate family or to a trust if the beneficiaries of such trust are exclusively the undersigned and/or a member or members of his or her immediate family; provided, however, that
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prior to any such transfer each transferee shall execute an agreement substantially identical to this agreement, pursuant to which each transferee shall agree to receive and hold such shares of Common Stock, or securities convertible into or exchangeable or exercisable for shares of Common Stock, subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof, (ii) if the undersigned is a partnership, the partnership may transfer any shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock to a partner of such partnership, to a retired partner of such partnership, or to the estate of any such partner or retired partner, and any such partner who is an individual may transfer such shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock by gift, will or intestacy to a member or members of his or her immediate family; provided, however, that prior to any such transfer each transferee shall execute an agreement substantially identical to this agreement, pursuant to which each transferee shall agree to receive and hold such shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof and (iii) if the undersigned is a nonpublic corporation, such corporation may transfer shares of Common Stock to an affiliated nonpublic corporation, partnership or other affiliated entity, provided that the transferor corporation owns 50% or more of the voting power of such transferee nonpublic corporation, partnership or other affiliated entity, as the case may be, and may distribute shares of Common Stock to its shareholders, who may in turn make transfers as set forth in clause (i) above; provided, however, that prior to any such transfer each transferee shall execute an agreement substantially identical to this agreement, pursuant to which each transferee shall agree to receive and hold such shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof. For purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother, sister, father-in-law, mother-in-law, brother-in-law, sister-in-law, or domestic partner of the transferor.

        In furtherance of the foregoing, the Company and its Transfer Agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

        It is understood that, if Lehman Brothers notifies the undersigned that it does not intend to proceed with the Offering or if the Underwriting Agreement (other than the provisions thereof which survive termination), after it becomes effective, shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from its obligations under this Lock-Up Letter Agreement. This Lock-Up Letter Agreement shall expire on August 15, 2000 if the Offering has not been consummated prior to such date unless the Company agrees, in writing, with Lehman Brothers to extend the expiration date to a date not later than December 31, 2000.

        The undersigned understands that the Company and the Underwriters will proceed with the Offering in reliance on this Lock-Up Letter Agreement.



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        Whether or not the Offering actually occurs depends on a number of factors, including market conditions. Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                                          Very truly yours,



                                          -------------------------------------
                                          Signature of Shareholder or
                                          Authorized Signatory, if applicable



                                          -------------------------------------
                                          Print Name of Shareholder



                                          -------------------------------------
                                          Print Name and Title of Authorized
                                          Signatory, if applicable


Dated: March     , 2000





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